Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Inflation Protected Fund

(the “Fund”)

Supplement dated October 31, 2016, to the Fund’s

Summary Prospectus dated October 1, 2016, as supplemented and amended to date

The following changes to the Prospectus are effective on October 31, 2016:

In the section entitled “Fund Summary: Inflation Protected Fund – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Robert Vanden Assem, CFA	2004	Managing Director and Head of Investment Graded Fixed Income
Roberto Coronado	2016	Senior Vice President and Senior Portfolio Manager

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.